Bank of Hawaii Corporation 2015 Financial Results

•	Diluted Earnings Per Share $0.99 for the Fourth Quarter of 2015

•	Net Income $42.8 Million for the Fourth Quarter of 2015

•	2015 Diluted Earnings Per Share $3.70

•	2015 Net Income $160.7 Million

•	Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (January 25, 2016) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.99 for the fourth quarter of 2015, up from $0.79 per share in the previous quarter, and up from $0.94 per share in the same quarter last year. Net income for the fourth quarter of 2015 was $42.8 million, compared to net income of $34.3 million in the third quarter of 2015 and $41.2 million in the same quarter last year. The return on average assets for the fourth quarter of 2015 was 1.11 percent, compared with 0.89 percent in the third quarter of 2015 and 1.12 percent in the fourth quarter last year. The return on average equity for the fourth quarter of 2015 was 15.41 percent, compared with 12.45 percent in the third quarter of 2015 and 15.39 percent in the fourth quarter last year.

Loan and lease balances were $7.9 billion at December 31, 2015, up 2.5 percent from September 30, 2015 and up 14.2 percent compared with December 31, 2014. Deposit growth remained strong during the fourth quarter, increasing 2.4 percent from September 30, 2015 and 4.9 percent from December 31, 2014. The net interest margin was 2.85 percent during the fourth quarter of 2015 compared with 2.77 percent in the previous quarter and 2.84 percent in the same quarter last year. The net interest margin for the full year of 2015 was 2.81 percent, down 4 basis points from the net interest margin of 2.85 percent in 2014.

“Bank of Hawaii finished 2015 with another year of solid financial performance," said Peter Ho, Chairman, President and CEO. “During the fourth quarter our loan balances and deposits continued to grow and we returned to provisioning due to our high level of loan production. During 2015, our net interest margin was relatively stable, asset quality remained solid, capital and liquidity remains strong, core expenses were well controlled, and we maintained our strategic and disciplined approach to grow our businesses.

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Bank of Hawaii Corporation 2015 Financial Results     Page 2

Diluted earnings per share for the full year of 2015 were $3.70, up slightly from diluted earnings per share of $3.69 in 2014. Net income for the year was $160.7 million, down $2.3 million or 1.4 percent from net income of $163.0 million in the previous year. The return on average assets for the full year of 2015 was 1.06 percent compared with 1.14 percent in 2014. The return on average equity for the full year of 2015 was 14.82 percent compared with 15.50 percent in 2014.

Financial Highlights

Net interest income, on a taxable-equivalent basis, for the fourth quarter of 2015 was $104.7 million, an increase of $3.8 million compared with $100.9 million in the third quarter of 2015 and up $5.2 million compared with $99.5 million in the fourth quarter last year. Net interest income, on a taxable-equivalent basis, for the full year of 2015 was $406.0 million, an increase of $14.9 million from net interest income of $391.1 million in 2014. Analyses of changes in net interest income are included in Tables 8a, 8b and 8c.

Results for the fourth quarter of 2015 included a provision for credit losses of $1.0 million due to the continued strong growth of loans and leases during the year offset by improved credit metrics. There were no provisions for credit losses during the previous three quarters in 2015. 2014 financial results included a negative provision for credit losses of $4.9 million.

Noninterest income was $44.8 million in the fourth quarter of 2015, an increase of $1.6 million compared with $43.2 million in the third quarter of 2015 and a decrease of $1.0 million compared with $45.8 million in the fourth quarter of 2014. Noninterest income in the fourth quarter of 2015 included a gain of $1.0 million due to a distribution from a low-income housing partnership. Noninterest income in the third quarter of 2015 included a loss of $1.0 million on the sale of an aircraft lease. Noninterest income in the fourth quarter of 2014 included a gain of $2.0 million from the sale of 22,000 Visa Class B shares.  Noninterest income for the full year of 2015 was $186.2 million compared with noninterest income of $180.0 million in 2014. The increase in noninterest income compared with the previous year was primarily the result of higher mortgage banking income which totaled $11.6 million in 2015 compared with $7.6 million in 2014 and increased gains on the sales of Visa Class B shares which totaled $10.1 million in 2015 compared with $7.9 million in 2014.

Noninterest expense was $85.7 million in the fourth quarter of 2015, down $6.2 million compared with $91.9 million in the third quarter of 2015 and up $4.5 million compared with $81.2 million in the fourth quarter of 2014. Noninterest expense in the fourth quarter of 2015 included net gains of $3.9 million related to the disposal of two branches which was partially offset by expenses of $1.3 million for the roll-out of chip-enabled debit cards, operating losses of $1.1 million, and severance expenses of $0.5 million. Noninterest expenses in the third quarter of 2015 included a $9.5 million impairment on the residual values of six aircraft in which the leases had expired. Noninterest expense in the fourth quarter of 2014 included an insurance reserve reduction of $2.0 million. Noninterest expense for the full year of 2015 was $348.1 million compared with noninterest expense of $326.9 million in 2014.

The efficiency ratio for the fourth quarter of 2015 was 58.55 percent compared with 65.12 percent in the previous quarter and 57.03 percent in the same quarter last year. The efficiency ratio for the full year of 2015 was 59.99 percent compared with 58.41 percent during the full year of 2014.

The effective tax rate for the fourth quarter of 2015 was 28.23 percent compared with 30.37 percent in the previous quarter and 32.71 percent in the same quarter last year.  The lower effective tax rate during the fourth quarter of 2015 was due to the release of a valuation allowance related to the sale of a low-income housing investment. The effective tax rate for the full year of 2015 was 30.49 percent compared with 31.39 percent for the full year of 2014.

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Bank of Hawaii Corporation 2015 Financial Results     Page 3

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other. Results are determined based on the Company’s internal financial management reporting process and organizational structure. Selected financial information for the business segments is included in Tables 13a and 13b.

Asset Quality

The Company’s overall asset quality continued to remain strong during the fourth quarter of 2015. Total non-performing assets decreased to $28.8 million at December 31, 2015, down from $29.5 million at September 30, 2015 and $30.1 million at December 31, 2014. Non-performing assets, as a percentage of total loans and leases and foreclosed real estate, were 0.37 percent at December 31, 2015, down from 0.38 percent at September 30, 2015 and 0.44 percent at December 31, 2014.
Accruing loans and leases past due 90 days or more were $7.6 million at December 31, 2015, down from $8.1 million at September 30, 2015 and $8.7 million at December 31, 2014. Restructured loans and leases not included in non-accrual loans or accruing loans past due 90 days or more were $49.4 million at December 31, 2015 compared with $49.5 million at September 30, 2015 and $45.5 million at December 31, 2014. More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.
Net charge-offs during the fourth quarter of 2015 were $2.2 million or 0.11 percent annualized of total average loans and leases outstanding. Loan and lease charge-offs of $4.5 million during the quarter were partially offset by recoveries of $2.3 million. Net charge-offs during the third quarter of 2015 were $2.0 million or 0.10 percent annualized of total average loans and leases outstanding and were comprised of charge-offs of $4.4 million and recoveries of $2.4 million. Net charge-offs during the fourth quarter of 2014 were $1.7 million or 0.10 percent annualized of total average loans and leases outstanding and were comprised of charge-offs of $3.7 million and recoveries of $2.1 million. Net charge-offs for the full year of 2015 were $6.8 million or 0.09 percent of total average loans and leases compared with $1.9 million or 0.03 percent of total average loans and leases in 2014.
The allowance for loan and lease losses was $102.9 million at December 31, 2015, down $1.1 million compared with $104.0 million at September 30, 2015 and down $5.8 million compared with $108.7 million at December 31, 2014. The ratio of the allowance for loan and lease losses to total loans and leases outstanding was 1.31 percent at December 31, 2015, a decrease of 4 basis points from September 30, 2015 and down 27 basis points from December 31, 2014. The decrease in the allowance for loan and lease losses is commensurate with the continued improvement in credit quality and the Hawaii economy. The total reserve for unfunded commitments at December 31, 2015 was unchanged from the prior quarter and remained at $6.1 million. Details of loan and lease charge-offs, recoveries, and the components of the total reserve for credit losses are summarized in Table 12.

Other Financial Highlights

The Company’s total assets increased to $15.5 billion at December 31, 2015, up $290.9 million from total assets of $15.2 billion at September 30, 2015 and up $667.8 million from total assets of $14.8 billion at December 31, 2014. Average total assets were $15.3 billion during the fourth quarter of 2015, up $114.9 million from average total assets of $15.2 billion during the third quarter of 2015 and up $732.1 million from average total assets of $14.6 billion during the fourth quarter of 2014.

The investment portfolio was $6.2 billion at December 31, 2015 compared to $6.4 billion at September 30, 2015 and $6.8 billion at December 31, 2014. The investment portfolio remains largely comprised of securities issued by U. S. government agencies and includes $4.0 billion in securities held to maturity and $2.2 billion in securities available for sale.

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Bank of Hawaii Corporation 2015 Financial Results     Page 4

Total loans and leases increased to $7.9 billion at December 31, 2015, up from $7.7 billion at September 30, 2015 and up from $6.9 billion at December 31, 2014. The commercial loan portfolio was $3.2 billion at the end of the fourth quarter of 2015, up 1.0 percent from commercial loans of $3.1 billion at the end of the third quarter of 2015 and up 11.5 percent from commercial loans of $2.8 billion at the end of the fourth quarter last year. Consumer loans increased to $4.7 billion at December 31, 2015, up 3.5 percent from consumer loans of $4.6 billion at the end of the third quarter of 2015 and up 16.1 percent from consumer loans of $4.1 billion at the end of the fourth quarter last year. Average total loans and leases were $7.8 billion during the fourth quarter of 2015, up from $7.5 billion during the previous quarter and $6.7 billion during the same quarter last year. Loan and lease portfolio balances are summarized in Table 10.

Deposit generation continued to remain strong during the fourth quarter of 2015. Total deposits increased to $13.3 billion at December 31, 2015, up from total deposits of $12.9 billion at September 30, 2015 and $12.6 billion at December 31, 2014. Average total deposits were $13.0 billion in the fourth quarter of 2015, up slightly from the previous quarter and up from $12.4 billion during the same quarter last year. Deposit balances are summarized in Tables 7a, 7b, and 10.

During the fourth quarter of 2015, the Company repurchased 214.0 thousand shares of common stock at a total cost of $13.9 million under its share repurchase program. The average cost was $65.08 per share repurchased. From the beginning of the share repurchase program initiated during July 2001 through December 31, 2015, the Company has repurchased 52.8 million shares and returned nearly $2.0 billion to shareholders at an average cost of $37.35 per share. Remaining buyback authority under the share repurchase program was $23.0 million at December 31, 2015. From January 4 through January 22, 2016, the Company repurchased an additional 62.5 thousand shares of common stock at an average cost of $58.81 per share repurchased.

Total shareholders’ equity was $1.12 billion at December 31, 2015, up from $1.10 billion at September 30, 2015 and $1.06 billion at December 31, 2014. The Tier 1 Capital Ratio was 13.97 percent at December 31, 2015 compared with 14.11 percent at September 30, 2015 and 14.69 percent at December 31, 2014. The Tier 1 Leverage Ratio at December 31, 2015 was 7.26 percent compared with 7.18 percent at September 30, 2015 and 7.13 percent at December 31, 2014.

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares. The dividend will be payable on March 14, 2016 to shareholders of record at the close of business on February 29, 2016.

Hawaii Economy

General economic conditions in Hawaii continued to be healthy during the fourth quarter of 2015, led by a strong tourism industry, relatively low unemployment, rising real estate prices, and an active construction industry. For the first eleven months of 2015, total visitor arrivals increased by 4.2 percent and visitor spending increased by 2.2 percent compared to the same period in 2014. The statewide seasonally-adjusted unemployment rate declined to 3.2 percent in November 2015 compared to 5.0 percent nationally. Real estate prices on Oahu reached new records during 2015. The volume of single-family home sales on Oahu during the year increased 5.2 percent and the volume of condominium sales on Oahu increased 4.5 percent compared with 2014.  The median price of single-family homes on Oahu increased 3.7 percent and the median price of condominiums on Oahu increased 2.9 percent compared with sales during 2014.  As of December 31, 2015, months of inventory of single-family homes and condominiums on Oahu declined to 2.6 months and 2.9 months, respectively.  More information on current Hawaii economic trends is presented in Table 15.

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Bank of Hawaii Corporation 2015 Financial Results     Page 5

Conference Call Information

The Company will review its 2015 financial results today at 8:00 a.m. Hawaii Time (1:00 p.m. Eastern Time). The call will be accessible via teleconference and via the investor relations link of Bank of Hawaii Corporation's website, www.boh.com. The toll-free number is 1 (877) 783-7534 in the United States and 1 (530) 379-4714 for international callers. Use the pass code “Bank of Hawaii” to access the call. A replay will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, January 25, 2016. The replay number is 1 (855) 859-2056 in the United States and 1 (404) 537-3406 from international locations. Enter the pass code 21670681 when prompted. Participants may also dial 1 (800) 585-8367 to access the replay. A replay will also be available via the investor relations link of the Company's website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements", such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the U.S. Securities and Exchange Commission.  We do not promise to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa, and the West Pacific. The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii. For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2015	2015	2014	2015	2014
For the Period:
Operating Results
Net Interest Income	$101,644	$97,891	$96,632	$394,087	$379,656
Provision for Credit Losses	1,000	—	—	1,000	(4,864)
Total Noninterest Income	44,766	43,221	45,818	186,219	180,017
Total Noninterest Expense	85,727	91,888	81,240	348,104	326,899
Net Income	42,832	34,276	41,191	160,704	163,042
Basic Earnings Per Share	1.00	0.79	0.95	3.72	3.71
Diluted Earnings Per Share	0.99	0.79	0.94	3.70	3.69
Dividends Declared Per Share	0.45	0.45	0.45	1.80	1.80

Performance Ratios
Return on Average Assets	1.11%	0.89%	1.12%	1.06%	1.14%
Return on Average Shareholders' Equity	15.41	12.45	15.39	14.82	15.50
Efficiency Ratio [1]	58.55	65.12	57.03	59.99	58.41
Net Interest Margin [2]	2.85	2.77	2.84	2.81	2.85
Dividend Payout Ratio [3]	45.00	56.96	47.37	48.39	48.52
Average Shareholders' Equity to Average Assets	7.19	7.18	7.27	7.16	7.35

Average Balances
Average Loans and Leases	$7,785,346	$7,545,985	$6,746,332	$7,423,572	$6,405,431
Average Assets	15,335,574	15,220,660	14,603,493	15,136,494	14,317,516
Average Deposits	13,038,637	13,008,890	12,435,692	12,925,235	12,122,148
Average Shareholders' Equity	1,102,548	1,092,592	1,061,900	1,084,059	1,052,195

Per Share of Common Stock
Book Value	$25.79	$25.34	$24.13	$25.79	$24.13
Tangible Book Value	25.06	24.61	23.41	25.06	23.41
Market Value
Closing	62.90	63.49	59.31	62.90	59.31
High	70.07	69.00	61.00	70.07	61.73
Low	60.55	58.53	52.70	53.90	52.70

			December 31,	September 30,	December 31,
			2015	2015	2014
As of Period End:
Balance Sheet Totals
Loans and Leases			$7,878,985	$7,689,772	$6,897,589
Total Assets			15,455,016	15,164,123	14,787,208
Total Deposits			13,251,103	12,936,962	12,633,089
Other Debt			245,786	270,801	173,912
Total Shareholders' Equity			1,116,260	1,098,354	1,055,086

Asset Quality
Non-Performing Assets			$28,801	$29,545	$30,082
Allowance for Loan and Lease Losses			102,880	104,038	108,688
Allowance to Loans and Leases Outstanding			1.31%	1.35%	1.58%

Capital Ratios
Common Equity Tier 1 Capital Ratio [4]			13.97%	14.11	n/a
Tier 1 Capital Ratio [4]			13.97	14.11%	14.69%
Total Capital Ratio [4]			15.22	15.37	15.94
Tier 1 Leverage Ratio [4]			7.26	7.18	7.13
Total Shareholders' Equity to Total Assets			7.22	7.24	7.14
Tangible Common Equity to Tangible Assets [5]			7.03	7.05	6.94
Tangible Common Equity to Risk-Weighted Assets [4,5]			13.62	13.78	14.46

Non-Financial Data
Full-Time Equivalent Employees			2,164	2,154	2,161
Branches			70	72	74
ATMs			456	455	459

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4] Capital ratios as of December 31, 2015 and September 30, 2015 calculated under Basel III rules, which became effective January 1, 2015.
[5] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 2 “Reconciliation of Non-GAAP Financial Measures."

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures				Table 2
		December 31,	September 30,	December 31,
(dollars in thousands)		2015	2015	2014
Total Shareholders' Equity		$1,116,260	$1,098,354	$1,055,086
Less:	Goodwill	31,517	31,517	31,517
Tangible Common Equity		$1,084,743	$1,066,837	$1,023,569

Total Assets		$15,455,016	$15,164,123	$14,787,208
Less:	Goodwill	31,517	31,517	31,517
Tangible Assets		$15,423,499	$15,132,606	$14,755,691

Risk-Weighted Assets, determined in accordance
	with prescribed regulatory requirements [1]	$7,962,484	$7,740,028	$7,077,035

Total Shareholders' Equity to Total Assets		7.22%	7.24%	7.14%
Tangible Common Equity to Tangible Assets (Non-GAAP)		7.03%	7.05%	6.94%

Tier 1 Capital Ratio [1]		13.97%	14.11%	14.69%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1]		13.62%	13.78%	14.46%

[1] Risk-weighted assets and capital ratios were calculated under Basel III rules, which became effective January 1, 2015.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2015	2015	2014	2015	2014
Interest Income
Interest and Fees on Loans and Leases	$78,122	$75,874	$69,974	$298,522	$267,407
Income on Investment Securities
Available-for-Sale	10,829	10,192	10,732	41,492	42,475
Held-to-Maturity	21,722	20,689	24,966	89,650	105,860
Deposits	1	2	2	8	9
Funds Sold	315	291	192	1,133	673
Other	381	312	303	1,305	1,209
Total Interest Income	111,370	107,360	106,169	432,110	417,633
Interest Expense
Deposits	2,443	2,410	2,392	9,626	9,534
Securities Sold Under Agreements to Repurchase	6,246	6,307	6,520	25,364	25,905
Funds Purchased	3	3	3	12	13
Other Debt	1,034	749	622	3,021	2,525
Total Interest Expense	9,726	9,469	9,537	38,023	37,977
Net Interest Income	101,644	97,891	96,632	394,087	379,656
Provision for Credit Losses	1,000	—	—	1,000	(4,864)
Net Interest Income After Provision for Credit Losses	100,644	97,891	96,632	393,087	384,520
Noninterest Income
Trust and Asset Management	11,243	11,907	12,225	47,685	47,798
Mortgage Banking	3,130	3,291	2,116	11,583	7,571
Service Charges on Deposit Accounts	8,663	8,669	9,058	34,072	35,669
Fees, Exchange, and Other Service Charges	13,764	13,340	13,702	53,353	53,401
Investment Securities Gains, Net	(181)	24	1,966	10,160	8,063
Annuity and Insurance	2,014	1,721	1,664	7,664	8,065
Bank-Owned Life Insurance	1,608	1,609	1,874	7,039	6,639
Other	4,525	2,660	3,213	14,663	12,811
Total Noninterest Income	44,766	43,221	45,818	186,219	180,017
Noninterest Expense
Salaries and Benefits	47,997	46,576	45,520	191,963	183,028
Net Occupancy	4,876	7,403	9,291	30,217	37,296
Net Equipment	5,244	4,804	4,734	20,162	18,479
Data Processing	5,106	3,920	3,823	16,472	14,979
Professional Fees	2,803	2,258	3,086	9,660	9,794
FDIC Insurance	2,322	2,139	2,055	8,669	7,936
Other	17,379	24,788	12,731	70,961	55,387
Total Noninterest Expense	85,727	91,888	81,240	348,104	326,899
Income Before Provision for Income Taxes	59,683	49,224	61,210	231,202	237,638
Provision for Income Taxes	16,851	14,948	20,019	70,498	74,596
Net Income	$42,832	$34,276	$41,191	$160,704	$163,042
Basic Earnings Per Share	$1.00	$0.79	$0.95	$3.72	$3.71
Diluted Earnings Per Share	$0.99	$0.79	$0.94	$3.70	$3.69
Dividends Declared Per Share	$0.45	$0.45	$0.45	$1.80	$1.80
Basic Weighted Average Shares	43,003,191	43,181,233	43,499,627	43,217,818	43,899,208
Diluted Weighted Average Shares	43,275,377	43,427,730	43,758,873	43,454,877	44,125,456

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2015	2015	2014	2015	2014
Net Income	$42,832	$34,276	$41,191	$160,704	$163,042
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(6,860)	7,051	1,567	(2,125)	16,858
Defined Benefit Plans	4,595	219	(12,190)	5,254	(11,721)
Total Other Comprehensive Income (Loss)	(2,265)	7,270	(10,623)	3,129	5,137
Comprehensive Income	$40,567	$41,546	$30,568	$163,833	$168,179

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition			Table 5
	December 31,	September 30,	December 31,
(dollars in thousands)	2015	2015	2014
Assets
Interest-Bearing Deposits in Other Banks	$4,130	$3,609	$2,873
Funds Sold	592,892	274,873	360,577
Investment Securities
Available-for-Sale	2,256,818	2,279,722	2,289,190
Held-to-Maturity (Fair Value of $4,006,412; $4,181,613; and $4,504,495)	3,982,736	4,121,768	4,466,679
Loans Held for Sale	4,808	3,222	5,136
Loans and Leases	7,878,985	7,689,772	6,897,589
Allowance for Loan and Lease Losses	(102,880)	(104,038)	(108,688)
Net Loans and Leases	7,776,105	7,585,734	6,788,901
Total Earning Assets	14,617,489	14,268,928	13,913,356
Cash and Due from Banks	158,699	208,601	172,126
Premises and Equipment, Net	111,199	108,987	109,854
Accrued Interest Receivable	44,719	47,512	44,654
Foreclosed Real Estate	824	1,392	2,311
Mortgage Servicing Rights	23,002	23,301	24,695
Goodwill	31,517	31,517	31,517
Bank-Owned Life Insurance	268,175	266,568	262,807
Other Assets	199,392	207,317	225,888
Total Assets	$15,455,016	$15,164,123	$14,787,208

Liabilities
Deposits
Noninterest-Bearing Demand	$4,286,331	$4,102,713	$3,832,943
Interest-Bearing Demand	2,761,930	2,631,542	2,559,570
Savings	5,025,191	5,016,462	4,806,575
Time	1,177,651	1,186,245	1,434,001
Total Deposits	13,251,103	12,936,962	12,633,089
Funds Purchased	7,333	8,459	8,459
Securities Sold Under Agreements to Repurchase	628,857	632,138	688,601
Other Debt	245,786	270,801	173,912
Retirement Benefits Payable	47,374	54,978	55,477
Accrued Interest Payable	5,032	5,869	5,148
Taxes Payable and Deferred Taxes	17,737	25,294	27,777
Other Liabilities	135,534	131,268	139,659
Total Liabilities	14,338,756	14,065,769	13,732,122
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: December 31, 2015 - 57,749,071 / 43,282,153;
September 30, 2015 - 57,749,071 / 43,342,940;
and December 31, 2014 - 57,634,755 / 43,724,208)	575	575	574
Capital Surplus	542,041	539,112	531,932
Accumulated Other Comprehensive Loss	(23,557)	(21,292)	(26,686)
Retained Earnings	1,316,260	1,293,416	1,234,801
Treasury Stock, at Cost (Shares: December 31, 2015 - 14,466,918;
September 30, 2015 - 14,406,131; and December 31, 2014 - 13,910,547)	(719,059)	(713,457)	(685,535)
Total Shareholders' Equity	1,116,260	1,098,354	1,055,086
Total Liabilities and Shareholders' Equity	$15,455,016	$15,164,123	$14,787,208

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
				hensive
Common Shares		Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2013	44,490,385	$572	$522,505	$(31,823)	$1,151,754	$(631,032)	$1,011,976
Net Income	—	—	—	—	163,042	—	163,042
Other Comprehensive Income	—	—	—	5,137			5,137
Share-Based Compensation	—	—	7,870	—	—	—	7,870
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	345,278	2	1,557	—	(335)	9,543	10,767
Common Stock Repurchased	(1,111,455)	—	—	—	—	(64,046)	(64,046)
Cash Dividends Declared ($1.80 per share)	—	—	—	—	(79,660)	—	(79,660)
Balance as of December 31, 2014	43,724,208	$574	$531,932	$(26,686)	$1,234,801	$(685,535)	$1,055,086

Net Income	—	—	—	—	160,704	—	160,704
Other Comprehensive Income	—	—	—	3,129	—	—	3,129
Share-Based Compensation	—	—	7,689	—	—	—	7,689
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	401,904	1	2,420	—	(878)	19,457	21,000
Common Stock Repurchased	(843,959)	—	—	—	—	(52,981)	(52,981)
Cash Dividends Paid ($1.80 per share)	—	—	—	—	(78,367)	—	(78,367)
Balance as of December 31, 2015	43,282,153	$575	$542,041	$(23,557)	$1,316,260	$(719,059)	$1,116,260

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2015			September 30, 2015			December 31, 2014
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.8	$—	0.10%	$3.4	$—	0.22%	$3.4	$—	0.24%
Funds Sold	466.3	0.3	0.26	508.2	0.3	0.22	358.8	0.2	0.21
Investment Securities
Available-for-Sale
Taxable	1,573.3	7.1	1.81	1,524.4	6.5	1.69	1,563.9	7.0	1.78
Non-Taxable	718.5	5.7	3.18	719.4	5.8	3.19	715.1	5.8	3.24
Held-to-Maturity
Taxable	3,827.9	20.2	2.10	3,953.3	19.1	1.93	4,256.3	23.3	2.19
Non-Taxable	246.6	2.4	3.92	247.3	2.4	3.93	250.0	2.5	3.95
Total Investment Securities	6,366.3	35.4	2.22	6,444.4	33.8	2.09	6,785.3	38.6	2.27
Loans Held for Sale	7.1	0.1	4.26	13.4	0.1	3.82	2.8	—	3.92
Loans and Leases [1]
Commercial and Industrial	1,155.2	9.4	3.22	1,166.7	9.3	3.15	1,025.3	8.5	3.30
Commercial Mortgage	1,653.9	15.5	3.71	1,568.2	15.0	3.79	1,421.3	13.9	3.87
Construction	140.9	1.7	4.90	124.5	1.5	4.93	110.4	1.2	4.52
Commercial Lease Financing	204.2	1.8	3.46	216.2	1.9	3.50	228.7	1.9	3.41
Residential Mortgage	2,895.3	29.2	4.04	2,832.4	28.8	4.07	2,501.8	26.5	4.24
Home Equity	1,027.4	9.3	3.61	961.3	8.6	3.58	850.5	8.2	3.82
Automobile	373.7	4.9	5.19	359.2	4.7	5.18	314.0	4.2	5.29
Other [2]	334.7	6.4	7.57	317.5	6.1	7.60	294.3	5.5	7.37
Total Loans and Leases	7,785.3	78.2	4.00	7,546.0	75.9	4.00	6,746.3	69.9	4.13
Other	41.1	0.4	3.71	37.5	0.3	3.33	68.7	0.3	1.76
Total Earning Assets [3]	14,669.9	114.4	3.11	14,552.9	110.4	3.02	13,965.3	109.0	3.11
Cash and Due from Banks	126.2			131.6			140.2
Other Assets	539.5			536.2			498.0
Total Assets	$15,335.6			$15,220.7			$14,603.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,653.2	0.2	0.03	$2,622.4	0.2	0.03	$2,459.0	0.2	0.03
Savings	5,028.8	1.1	0.09	5,067.8	1.1	0.09	4,720.7	1.0	0.09
Time	1,178.2	1.1	0.38	1,201.3	1.1	0.36	1,480.5	1.2	0.32
Total Interest-Bearing Deposits	8,860.2	2.4	0.11	8,891.5	2.4	0.11	8,660.2	2.4	0.11
Short-Term Borrowings	8.1	—	0.14	8.5	—	0.14	8.5	—	0.14
Securities Sold Under Agreements to Repurchase	630.5	6.3	3.88	643.3	6.3	3.84	693.2	6.5	3.68
Other Debt	306.4	1	1.34	223.2	0.8	1.34	173.9	0.6	1.43
Total Interest-Bearing Liabilities	9,805.2	9.7	0.39	9,766.5	9.5	0.38	9,535.8	9.5	0.39
Net Interest Income		$104.7			$100.9			$99.5
Interest Rate Spread			2.72%			2.64%			2.72%
Net Interest Margin			2.85%			2.77%			2.84%
Noninterest-Bearing Demand Deposits	4,178.4			4,117.4			3,775.5
Other Liabilities	249.5			244.2			230.3
Shareholders' Equity	1,102.5			1,092.6			1,061.9
Total Liabilities and Shareholders' Equity	$15,335.6			$15,220.7			$14,603.5

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $3,016,000, $3,035,000 and $2,908,000 for the three months ended
December 31, 2015, September 30, 2015 and December 31, 2014, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis						Table 7b
	Year Ended			Year Ended
	December 31, 2015			December 31, 2014
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.4	$—	0.22%	$4.3	$—	0.21%
Funds Sold	483.1	1.1	0.23	316.2	0.7	0.21
Investment Securities
Available-for-Sale
Taxable	1,554.2	26.6	1.71	1,536.5	27.7	1.80
Non-Taxable	721.7	22.9	3.18	699.6	22.7	3.24
Held-to-Maturity
Taxable	3,981.2	83.3	2.09	4,412.5	99.4	2.25
Non-Taxable	247.8	9.8	3.93	251.3	10.0	3.95
Total Investment Securities	6,504.9	142.6	2.19	6,899.9	159.8	2.32
Loans Held for Sale	8.7	0.3	3.83	3.2	0.1	4.31
Loans and Leases [1]
Commercial and Industrial	1,152.3	36.6	3.18	970.3	33.3	3.43
Commercial Mortgage	1,543.5	58.5	3.79	1,331.5	52.5	3.94
Construction	123.9	5.9	4.79	109.4	4.8	4.40
Commercial Lease Financing	217.8	7.5	3.46	237.6	7.0	2.96
Residential Mortgage	2,774.7	113.9	4.10	2,377.9	101.6	4.27
Home Equity	944.0	34.2	3.63	815.6	31.9	3.91
Automobile	352.3	18.4	5.21	288.8	15.4	5.32
Other [2]	315.1	23.7	7.51	274.3	20.8	7.58
Total Loans and Leases	7,423.6	298.7	4.02	6,405.4	267.3	4.17
Other	49.0	1.3	2.67	72.7	1.2	1.66
Total Earning Assets [3]	14,472.7	444.0	3.07	13,701.7	429.1	3.13
Cash and Due from Banks	130.0			143.4
Other Assets	533.8			472.4
Total Assets	$15,136.5			$14,317.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,616.4	0.8	0.03	$2,390.8	0.7	0.03
Savings	5,015.6	4.4	0.09	4,592.6	3.9	0.09
Time	1,252.9	4.4	0.35	1,450.3	4.9	0.34
Total Interest-Bearing Deposits	8,884.9	9.6	0.11	8,433.7	9.5	0.11
Short-Term Borrowings	8.4	—	0.15	9.3	—	0.14
Securities Sold Under Agreements to Repurchase	655.9	25.4	3.87	747.9	25.9	3.46
Other Debt	219.7	3.0	1.37	174.4	2.6	1.45
Total Interest-Bearing Liabilities	9,768.9	38.0	0.39	9,365.3	38.0	0.41
Net Interest Income		$406.0			$391.1
Interest Rate Spread			2.68%			2.72%
Net Interest Margin			2.81%			2.85%
Noninterest-Bearing Demand Deposits	4,040.3			3,688.4
Other Liabilities	243.2			211.6
Shareholders' Equity	1,084.1			1,052.2
Total Liabilities and Shareholders' Equity	$15,136.5			$14,317.5

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $11,937,000 and $11,479,000 for the year ended
December 31, 2015 and December 31, 2014, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended December 31, 2015
	Compared to September 30, 2015
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Investment Securities
Available-for-Sale
Taxable	$0.2	$0.4	$0.6
Non-Taxable	—	(0.1)	(0.1)
Held-to-Maturity
Taxable	(0.6)	1.7	1.1
Total Investment Securities	(0.4)	2.0	1.6
Loans and Leases
Commercial and Industrial	(0.1)	0.2	0.1
Commercial Mortgage	0.8	(0.3)	0.5
Construction	0.2	—	0.2
Commercial Lease Financing	(0.1)	—	(0.1)
Residential Mortgage	0.6	(0.2)	0.4
Home Equity	0.6	0.1	0.7
Automobile	0.2	—	0.2
Other [2]	0.3	—	0.3
Total Loans and Leases	2.5	(0.2)	2.3
Other	—	0.1	0.1
Total Change in Interest Income	2.1	1.9	4.0

Change in Interest Expense:
Securities Sold Under Agreements to Repurchase	(0.1)	0.1	—
Other Debt	0.2	—	0.2
Total Change in Interest Expense	0.1	0.1	0.2

Change in Net Interest Income	$2.0	$1.8	$3.8

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended December 31, 2015
	Compared to December 31, 2014
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.1	$—	$0.1
Investment Securities
Available-for-Sale
Taxable	—	0.1	0.1
Non-Taxable	—	(0.1)	(0.1)
Held-to-Maturity
Taxable	(2.3)	(0.8)	(3.1)
Non-Taxable	(0.1)	—	(0.1)
Total Investment Securities	(2.4)	(0.8)	(3.2)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and Industrial	1.1	(0.2)	0.9
Commercial Mortgage	2.2	(0.6)	1.6
Construction	0.4	0.1	0.5
Commercial Lease Financing	(0.1)	—	(0.1)
Residential Mortgage	4.0	(1.3)	2.7
Home Equity	1.6	(0.5)	1.1
Automobile	0.8	(0.1)	0.7
Other [2]	0.8	0.1	0.9
Total Loans and Leases	10.8	(2.5)	8.3
Other	(0.2)	0.3	0.1
Total Change in Interest Income	8.4	(3.0)	5.4

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	—	0.1
Time	(0.3)	0.2	(0.1)
Total Interest-Bearing Deposits	(0.2)	0.2	—
Securities Sold Under Agreements to Repurchase	(0.5)	0.3	(0.2)
Other Debt	0.4	—	0.4
Total Change in Interest Expense	(0.3)	0.5	0.2

Change in Net Interest Income	$8.7	$(3.5)	$5.2

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Year Ended December 31, 2015
	Compared to December 31, 2014
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.3	$0.1	$0.4
Investment Securities
Available-for-Sale
Taxable	0.3	(1.4)	(1.1)
Non-Taxable	0.7	(0.5)	0.2
Held-to-Maturity
Taxable	(9.3)	(6.8)	(16.1)
Non-Taxable	(0.1)	(0.1)	(0.2)
Total Investment Securities	(8.4)	(8.8)	(17.2)
Loans Held for Sale	0.2	—	0.2
Loans and Leases
Commercial and Industrial	5.9	(2.6)	3.3
Commercial Mortgage	8.1	(2.1)	6.0
Construction	0.7	0.4	1.1
Commercial Lease Financing	(0.6)	1.1	0.5
Residential Mortgage	16.5	(4.2)	12.3
Home Equity	4.7	(2.4)	2.3
Automobile	3.3	(0.3)	3.0
Other [2]	3.1	(0.2)	2.9
Total Loans and Leases	41.7	(10.3)	31.4
Other	(0.5)	0.6	0.1
Total Change in Interest Income	33.3	(18.4)	14.9

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	—	0.1
Savings	0.4	0.1	0.5
Time	(0.7)	0.2	(0.5)
Total Interest-Bearing Deposits	(0.2)	0.3	0.1
Securities Sold Under Agreements to Repurchase	(3.3)	2.8	(0.5)
Other Debt	0.5	(0.1)	0.4
Total Change in Interest Expense	(3.0)	3.0	—

Change in Net Interest Income	$36.3	$(21.4)	$14.9

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2015	2015	2014	2015	2014
Salaries	$29,356	$28,905	$28,751	$114,389	$114,199
Incentive Compensation	4,971	4,223	4,639	18,667	17,471
Share-Based Compensation	2,678	2,616	2,342	10,390	8,808
Commission Expense	1,375	1,639	1,383	6,533	4,831
Retirement and Other Benefits	4,056	4,064	3,947	16,968	16,800
Payroll Taxes	2,032	2,200	2,007	10,095	9,916
Medical, Dental, and Life Insurance	3,077	2,870	2,653	11,580	10,555
Separation Expense	452	59	(202)	3,341	448
Total Salaries and Benefits	$47,997	$46,576	$45,520	$191,963	$183,028

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2015	2015	2015	2015	2014
Commercial
Commercial and Industrial	$1,115,168	$1,169,817	$1,173,259	$1,141,408	$1,055,243
Commercial Mortgage	1,677,147	1,622,119	1,528,685	1,477,902	1,437,513
Construction	156,660	129,254	118,714	111,381	109,183
Lease Financing	204,877	202,055	222,113	224,419	226,189
Total Commercial	3,153,852	3,123,245	3,042,771	2,955,110	2,828,128
Consumer
Residential Mortgage	2,925,605	2,875,605	2,787,847	2,699,434	2,571,090
Home Equity	1,069,400	993,817	931,191	884,742	866,688
Automobile	381,735	367,640	352,128	339,686	323,848
Other [1]	348,393	329,465	314,501	299,656	307,835
Total Consumer	4,725,133	4,566,527	4,385,667	4,223,518	4,069,461
Total Loans and Leases	$7,878,985	$7,689,772	$7,428,438	$7,178,628	$6,897,589

Deposits
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2015	2015	2015	2015	2014
Consumer	$6,445,510	$6,254,862	$6,221,691	$6,220,391	$6,092,929
Commercial	5,502,739	5,397,857	5,524,153	5,444,814	5,163,352
Public and Other	1,302,854	1,284,243	1,344,851	1,314,411	1,376,808
Total Deposits	$13,251,103	$12,936,962	$13,090,695	$12,979,616	$12,633,089

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2015	2015	2015	2015	2014
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$5,829	$8,532	$8,299	$8,641	$9,088
Commercial Mortgage	3,469	1,058	716	732	745
Total Commercial	9,298	9,590	9,015	9,373	9,833
Consumer
Residential Mortgage	14,598	14,749	14,918	14,344	14,841
Home Equity	4,081	3,814	3,528	2,965	3,097
Total Consumer	18,679	18,563	18,446	17,309	17,938
Total Non-Accrual Loans and Leases	27,977	28,153	27,461	26,682	27,771
Foreclosed Real Estate	824	1,392	1,989	2,095	2,311
Total Non-Performing Assets	$28,801	$29,545	$29,450	$28,777	$30,082

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$—	$—	$750	$—	$2
Total Commercial	—	—	750	—	2
Consumer
Residential Mortgage	4,453	5,060	4,789	3,914	4,506
Home Equity	1,710	1,396	2,395	2,425	2,596
Automobile	315	631	323	537	616
Other [1]	1,096	1,058	1,395	1,078	941
Total Consumer	7,574	8,145	8,902	7,954	8,659
Total Accruing Loans and Leases Past Due 90 Days or More	$7,574	$8,145	$9,652	$7,954	$8,661
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$49,430	$49,506	$48,339	$46,639	$45,474
Total Loans and Leases	$7,878,985	$7,689,772	$7,428,438	$7,178,628	$6,897,589

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.36%	0.37%	0.37%	0.37%	0.40%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.37%	0.38%	0.40%	0.40%	0.44%

Ratio of Commercial Non-Performing Assets to Total Commercial
Loans and Leases and Commercial Foreclosed Real Estate	0.29%	0.31%	0.32%	0.34%	0.38%

Ratio of Consumer Non-Performing Assets to Total Consumer
Loans and Leases and Consumer Foreclosed Real Estate	0.41%	0.44%	0.45%	0.44%	0.47%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.46%	0.49%	0.53%	0.51%	0.56%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$29,545	$29,450	$28,777	$30,082	$33,307
Additions	2,353	4,427	1,909	621	1,885
Reductions
Payments	(2,473)	(1,191)	(1,020)	(1,427)	(1,822)
Return to Accrual Status	(24)	(1,748)	—	(187)	(1,291)
Sales of Foreclosed Real Estate	(458)	(1,300)	(83)	(37)	(1,480)
Charge-offs/Write-downs	(142)	(93)	(133)	(275)	(517)
Total Reductions	(3,097)	(4,332)	(1,236)	(1,926)	(5,110)
Balance at End of Quarter	$28,801	$29,545	$29,450	$28,777	$30,082

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2015	2015	2014	2015	2014
Balance at Beginning of Period	$110,110	$111,893	$116,249	$114,575	$121,521
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(304)	(160)	(205)	(954)	(2,002)
Lease Financing	—	—	—	—	(66)
Consumer
Residential Mortgage	—	—	(97)	(613)	(771)
Home Equity	(269)	(634)	(293)	(1,330)	(1,672)
Automobile	(1,719)	(1,476)	(1,376)	(5,860)	(3,961)
Other [1]	(2,170)	(2,123)	(1,772)	(7,682)	(6,967)
Total Loans and Leases Charged-Off	(4,462)	(4,393)	(3,743)	(16,439)	(15,439)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	420	426	396	1,948	4,625
Commercial Mortgage	18	15	14	61	57
Construction	8	8	8	32	29
Lease Financing	1	55	4	132	10
Consumer
Residential Mortgage	577	282	542	1,297	3,448
Home Equity	349	693	204	2,489	1,637
Automobile	519	508	467	1,917	1,577
Other [1]	412	438	434	1,755	2,154
Total Recoveries on Loans and Leases Previously Charged-Off	2,304	2,425	2,069	9,631	13,537
Net Loans and Leases Charged-Off	(2,158)	(1,968)	(1,674)	(6,808)	(1,902)
Provision for Credit Losses	1,000	—	—	1,000	(4,864)
Provision for Unfunded Commitments	—	185	—	185	(180)
Balance at End of Period [2]	$108,952	$110,110	$114,575	$108,952	$114,575

Components
Allowance for Loan and Lease Losses	$102,880	$104,038	$108,688	$102,880	$108,688
Reserve for Unfunded Commitments	6,072	6,072	5,887	6,072	5,887
Total Reserve for Credit Losses	$108,952	$110,110	$114,575	$108,952	$114,575

Average Loans and Leases Outstanding	$7,785,346	$7,545,985	$6,746,332	$7,423,572	$6,405,431

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.11%	0.10%	0.10%	0.09%	0.03%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.31%	1.35%	1.58%	1.31%	1.58%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13a
	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended December 31, 2015
Net Interest Income	$51,628	$36,652	$5,341	$8,023	$101,644
Provision for Credit Losses	2,373	(209)	(7)	(1,157)	1,000
Net Interest Income After Provision for Credit Losses	49,255	36,861	5,348	9,180	100,644
Noninterest Income	21,268	5,679	14,065	3,754	44,766
Noninterest Expense	(50,111)	(17,105)	(14,659)	(3,852)	(85,727)
Income Before Provision for Income Taxes	20,412	25,435	4,754	9,082	59,683
Provision for Income Taxes	(7,233)	(9,008)	(1,759)	1,149	(16,851)
Net Income	$13,179	$16,427	$2,995	$10,231	$42,832
Total Assets as of December 31, 2015	$4,680,888	$3,099,132	$274,469	$7,400,527	$15,455,016

Three Months Ended December 31, 2014 [1]
Net Interest Income	$47,509	$32,721	$4,140	$12,262	$96,632
Provision for Credit Losses	1,888	(205)	(10)	(1,673)	—
Net Interest Income After Provision for Credit Losses	45,621	32,926	4,150	13,935	96,632
Noninterest Income	20,089	6,018	14,390	5,321	45,818
Noninterest Expense	(49,673)	(16,926)	(13,192)	(1,449)	(81,240)
Income Before Provision for Income Taxes	16,037	22,018	5,348	17,807	61,210
Provision for Income Taxes	(5,831)	(7,609)	(1,982)	(4,597)	(20,019)
Net Income	$10,206	$14,409	$3,366	$13,210	$41,191
Total Assets as of December 31, 2014 [1]	$4,088,878	$2,787,537	$202,645	$7,708,148	$14,787,208

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13b
	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Year Ended December 31, 2015
Net Interest Income	$202,259	$143,944	$18,494	$29,390	$394,087
Provision for Credit Losses	8,033	(1,165)	(43)	(5,825)	1,000
Net Interest Income After Provision for Credit Losses	194,226	145,109	18,537	35,215	393,087
Noninterest Income	82,391	21,804	58,835	23,189	186,219
Noninterest Expense	(199,572)	(76,891)	(57,852)	(13,789)	(348,104)
Income Before Provision for Income Taxes	77,045	90,022	19,520	44,615	231,202
Provision for Income Taxes	(27,330)	(31,457)	(7,222)	(4,489)	(70,498)
Net Income	$49,715	$58,565	$12,298	$40,126	$160,704
Total Assets as of December 31, 2015	$4,680,888	$3,099,132	$274,469	$7,400,527	$15,455,016

Year Ended December 31, 2014 [1]
Net Interest Income	$178,480	$119,655	$15,238	$66,283	$379,656
Provision for Credit Losses	4,783	(2,369)	(313)	(6,965)	(4,864)
Net Interest Income After Provision for Credit Losses	173,697	122,024	15,551	73,248	384,520
Noninterest Income	79,562	23,635	57,618	19,202	180,017
Noninterest Expense	(196,254)	(66,760)	(54,571)	(9,314)	(326,899)
Income Before Provision for Income Taxes	57,005	78,899	18,598	83,136	237,638
Provision for Income Taxes	(21,079)	(26,952)	(6,894)	(19,671)	(74,596)
Net Income	$35,926	$51,947	$11,704	$63,465	$163,042
Total Assets as of December 31, 2014 [1]	$4,088,878	$2,787,537	$202,645	$7,708,148	$14,787,208

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands, except per share amounts)	2015	2015	2015	2015	2014
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$78,122	$75,874	$73,565	$70,961	$69,974
Income on Investment Securities
Available-for-Sale	10,829	10,192	10,273	10,198	10,732
Held-to-Maturity	21,722	20,689	22,832	24,407	24,966
Deposits	1	2	2	3	2
Funds Sold	315	291	268	259	192
Other	381	312	310	302	303
Total Interest Income	111,370	107,360	107,250	106,130	106,169
Interest Expense
Deposits	2,443	2,410	2,405	2,368	2,392
Securities Sold Under Agreements to Repurchase	6,246	6,307	6,440	6,371	6,520
Funds Purchased	3	3	3	3	3
Other Debt	1,034	749	620	618	622
Total Interest Expense	9,726	9,469	9,468	9,360	9,537
Net Interest Income	101,644	97,891	97,782	96,770	96,632
Provision for Credit Losses	1,000	—	—	—	—
Net Interest Income After Provision for Credit Losses	100,644	97,891	97,782	96,770	96,632
Noninterest Income
Trust and Asset Management	11,243	11,907	12,355	12,180	12,225
Mortgage Banking	3,130	3,291	3,469	1,693	2,116
Service Charges on Deposit Accounts	8,663	8,669	8,203	8,537	9,058
Fees, Exchange, and Other Service Charges	13,764	13,340	13,352	12,897	13,702
Investment Securities Gains, Net	(181)	24	86	10,231	1,966
Annuity and Insurance	2,014	1,721	1,885	2,044	1,664
Bank-Owned Life Insurance	1,608	1,609	2,088	1,734	1,874
Other	4,525	2,660	4,487	2,991	3,213
Total Noninterest Income	44,766	43,221	45,925	52,307	45,818
Noninterest Expense
Salaries and Benefits	47,997	46,576	47,610	49,780	45,520
Net Occupancy	4,876	7,403	8,605	9,333	9,291
Net Equipment	5,244	4,804	4,826	5,288	4,734
Data Processing	5,106	3,920	3,673	3,773	3,823
Professional Fees	2,803	2,258	2,265	2,334	3,086
FDIC Insurance	2,322	2,139	2,068	2,140	2,055
Other	17,379	24,788	14,527	14,267	12,731
Total Noninterest Expense	85,727	91,888	83,574	86,915	81,240
Income Before Provision for Income Taxes	59,683	49,224	60,133	62,162	61,210
Provision for Income Taxes	16,851	14,948	18,979	19,720	20,019
Net Income	$42,832	$34,276	$41,154	$42,442	$41,191

Basic Earnings Per Share	$1.00	$0.79	$0.95	$0.98	$0.95
Diluted Earnings Per Share	$0.99	$0.79	$0.95	$0.97	$0.94

Balance Sheet Totals
Loans and Leases	$7,878,985	$7,689,772	$7,428,438	$7,178,628	$6,897,589
Total Assets	15,455,016	15,164,123	15,248,043	15,139,179	14,787,208
Total Deposits	13,251,103	12,936,962	13,090,695	12,979,616	12,633,089
Total Shareholders' Equity	1,116,260	1,098,354	1,082,939	1,075,251	1,055,086

Performance Ratios
Return on Average Assets	1.11%	0.89%	1.10%	1.15%	1.12%
Return on Average Shareholders' Equity	15.41	12.45	15.33	16.18	15.39
Efficiency Ratio [1]	58.55	65.12	58.16	58.30	57.03
Net Interest Margin [2]	2.85	2.77	2.81	2.81	2.84

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Eleven Months Ended		Year Ended
($ in millions; jobs in thousands)	November 30, 2015		December 31, 2014		December 31, 2013
Hawaii Economic Trends
State General Fund Revenues [1]	$5,495.9	8.1%	$5,535.7	1.6%	$5,450.6	3.7%
General Excise and Use Tax Revenue [1]	$2,884.2	4.8%	$2,979.8	2.5%	$2,907.6	2.2%
Jobs [2]	657.8		643.7		629.9

				November 30,	December 31,
(spot rates)				2015	2014	2013
Unemployment [3]
Statewide, seasonally adjusted				3.2%	4.0%	4.7%

Oahu				3.0	3.5	3.8
Island of Hawaii				4.1	4.7	5.9
Maui				3.4	3.8	4.7
Kauai				3.9	4.3	5.2

			December 31,	December 31,
(percentage change, except months of inventory)			2015	2014	2013	2012
Housing Trends (Single Family Oahu) [4]
Median Home Price			3.7%	3.8%	4.8%	7.8%
Home Sales Volume (units)			5.2%	(0.8)%	4.6%	6.5%
Months of Inventory			2.6	2.6	2.7	2.5

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
November 30, 2015				661.4		3.7
October 31, 2015				692.9		4.8
September 30, 2015				652.6		4.7
August 31, 2015				755.9		2.9
July 31, 2015				816.3		5.6
June 30, 2015				767.9		6.0
May 31, 2015				709.7		9.3
April 30, 2015				677.8		2.3
March 31, 2015				780.1		7.0
February 28, 2015				661.7		2.3
January 31, 2015				678.9		(0.6)
December 31, 2014				765.3		6.2
November 30, 2014				638.0		2.2
October 31, 2014				661.0		3.2
September 30, 2014				623.1		4.2
August 31, 2014				734.7		(1.9)
July 31, 2014				772.8		2.0
June 30, 2014				724.5		1.1
May 31, 2014				649.1		1.8
April 30, 2014				662.6		(0.7)
March 31, 2014				728.8		(5.2)
February 28, 2014				646.8		(4.3)
January 31, 2014				682.6		0.1
December 31, 2013				720.8		(1.8)
November 30, 2013				624.1		(4.2)
October 31, 2013				640.3		(0.1)
September 30, 2013				597.7		0.5
August 31, 2013				748.8		2.5
July 31, 2013				758.0		4.6
June 30, 2013				716.6		5.5
May 31, 2013				637.5		2.4
April 30, 2013				667.0		3.1
March 31, 2013				769.1		7.6
February 28, 2013				675.5		7.8
January 31, 2013				681.9		5.9

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor
[3] Source: Hawaii Department of Labor and Industrial Relations, County jobs data not seasonally adjusted.
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority
Note: Certain prior period seasonally adjusted information has been revised.